UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 10, 2014
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Indemnification Agreements

On December 10, 2014, the Board of Directors (the “Board”) of Tesoro Logistics GP, LLC (the “General Partner”), the general partner of Tesoro Logistics LP (the “Partnership” or “TLLP”) approved a form of indemnification agreement for the independent members of its board of directors. The non-independent members of the Board are covered by separate indemnification agreements with Tesoro Corporation (“Tesoro”), the ultimate parent company of the General Partner (together with the indemnification agreements entered into by the independent members of the Board, the “Indemnification Agreements”). The Indemnification Agreements supplement the indemnification rights provided under the General Partner’s limited liability company agreement and under Tesoro’s articles of incorporation and bylaws. The Indemnification Agreements require the General Partner to indemnify the independent members of the Board, and Tesoro to indemnify the non-independent members of the Board, to the fullest extent permitted under Delaware law against liability that may arise by reason of such individual’s service to the General Partner and to advance expenses incurred as a result of any proceeding against such individual as to which such individual could be indemnified.  The Indemnification Agreements also provide procedures for the determination of the indemnitees’ right to receive indemnification and the advancement of expenses.

The foregoing descriptions of the Indemnification Agreements do not purport to be complete and are qualified in their entirety by reference to the full texts of the Indemnification Agreements, the forms of which are filed as Exhibit 10.1, and incorporated herein by reference as Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

Amended and Restated Salt Lake City Short-Haul Pipelines Transportation Services Agreement

On November 19, 2014, Tesoro Logistics Operations LLC (“TLO”), a wholly owned subsidiary of the Partnership, and Tesoro Refining & Marketing Company LLC (“TRMC”) entered into the amended and restated transportation services agreement for the Salt Lake City Short-Haul Pipelines (the “Amended Transportation Services Agreement”) to amend and restate the Transportation Services Agreement (Salt Lake City Short-Haul Pipelines) dated April 26, 2011 (the “Original Agreement”). The Original Agreement was amended to update the commercial terms of the Original Agreement for additional services to be provided to TRMC by TLO.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amended Transportation Services Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1*	Form of indemnification agreement between Tesoro Logistics GP, LLC and the independent members of its board of directors.

10.2
Form of indemnification agreement between Tesoro Corporation and members of its management who may serve as directors or executive officers of Tesoro Logistics GP, LLC (incorporated by reference herein to Exhibit 10.3 to the Current Report on Form 8-K of Tesoro Corporation filed on August 4, 2008).

10.3*
Amended and Restated Transportation Services Agreement (Salt Lake City Short-Haul Pipelines), dated as of November 19, 2014, between Tesoro Logistics Operations LLC and Tesoro Refining and Marketing Company.

____________

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: December 15, 2014

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ CHARLES S. PARRISH
Charles S. Parrish
Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description of the Exhibit

10.1*	Form of indemnification agreement between Tesoro Logistics GP, LLC and the independent members of its board of directors.

10.2
Form of indemnification agreement between Tesoro Corporation and members of its management who may serve as directors or executive officers of Tesoro Logistics GP, LLC (incorporated by reference herein to Exhibit 10.3 to the Current Report on Form 8-K of Tesoro Corporation filed on August 4, 2008).

10.3*
Amended and Restated Transportation Services Agreement (Salt Lake City Short-Haul Pipelines), dated as of November 19, 2014, between Tesoro Logistics Operations LLC and Tesoro Refining and Marketing Company.

____________

*	Filed herewith

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